WELLS FARGO FUNDS TRUST
                        WELLS FARGO FUNDS MANAGEMENT, LLC

                          INVESTMENT ADVISORY AGREEMENT

                                   SCHEDULE A

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                                                                    FEE AS % OF
FUNDS                                                               AVG. DAILY
                                                                     NET ASSET
                                                                       VALUE
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1. Asset Allocation Fund                                                0.75
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2. California Limited Term Tax-Free Fund                                0.40
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3. California Tax-Free Fund                                             0.40
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4. California Tax-Free Money Market Fund                                0.30
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5. California Tax-Free Money Market Trust                               0.0
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6. Cash Investment Money Market Fund                                    0.10
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7. Colorado Tax-Free Fund                                               0.40
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8. Diversified Bond Fund                                                0.50
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9. Diversified Equity Fund                                              0.72
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10. Diversified Small Cap Fund                                          0.87
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11. Equity Income Fund                                                  0.75
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12. Equity Index Fund                                                   0.25
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13. Equity Value Fund                                                   0.75
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14. Government Institutional Money Market Fund                          0.10
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15. Government Money Market Fund                                        0.35
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16. Growth Balanced Fund                                                0.65
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17. Growth Equity Fund                                                  0.97
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18. Growth Fund                                                         0.75
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19. High Yield Bond Fund                                                0.60
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20. Income Fund                                                         0.50
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21. Income Plus Fund                                                    0.60
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22. Index Allocation Fund                                               0.75
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23. Index Fund                                                          0.15
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24. Intermediate Government Income Fund                                 0.50
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25. International Equity Fund                                           1.00
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26. Large Cap Appreciation Fund                                         0.70
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27. Large Cap Value Fund                                                0.75
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28. Large Company Growth Fund                                           0.75
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29. Limited Term Government Income Fund                                 0.50
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30. Liquidity Reserve Money Market Fund                                 0.35
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31. Mid Cap Growth Fund                                                 0.75
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32. Minnesota Money Market Fund                                         0.30
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33. Minnesota Tax-Free Fund                                             0.40
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34. Moderate Balanced Fund                                              0.60
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35. Money Market Fund                                                   0.40
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36. Money Market Trust                                                  0.0
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37. National Limited Term Tax-Free Fund                                 0.40
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38. National Tax-Free Fund                                              0.40
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39. National Tax-Free Institutional Money Market Fund                   0.10
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40. National Tax-Free Money Market Fund                                 0.25
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41. National Tax-Free Money Market Trust                                0.0
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42. Nebraska Tax-Free Fund                                              0.50
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43. OTC Growth Fund                                                     0.65
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                                                                    FEE AS % OF
FUNDS                                                               AVG. DAILY
                                                                     NET ASSET
                                                                       VALUE
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44. Outlook Today Fund                                                  0.70
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45.  Outlook 2010 Fund                                                  0.70
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46.  Outlook 2020 Fund                                                  0.70
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47.  Outlook 2030 Fund                                                  0.70
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48.  Outlook 2040 Fund                                                  0.70
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49. Overland Express Sweep Fund                                         0.45
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50.  Prime Investment Institutional Money Market Fund                   0.10
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51.  Prime Investment Money Market Fund                                 0.10
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52. Small Cap Growth Fund                                               0.90
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53. Small Cap Opportunities Fund                                        0.90
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54. Small Company Growth Fund                                           0.90
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55. Small Company Value Fund                                            0.90
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56. Specialized Health Sciences Fund                                    0.95
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57. Specialized Technology Fund                                         1.05
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58. Stable Income Fund                                                  0.50
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59. Strategic Growth Allocation Fund                                    0.72
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60. Strategic Income Fund                                               0.52
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61. Tactical Maturity Bond Fund                                         0.50
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62.  Treasury Plus Institutional Money Market Fund                      0.10
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63.  Treasury Plus Money Market Fund                                    0.35
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64. WealthBuilder Growth Balanced Portfolio                             0.35
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65.  WealthBuilder Growth and Income Portfolio                          0.35
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66. WealthBuilder Growth Portfolio                                      0.35
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67.  Wells Fargo SIFE Specialized Financial Services Fund               0.95
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68.  100% Treasury Money Market Fund                                    0.35
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Approved by Board of Trustees: October 24, 2000, December 18, 2000, February 6, 2001, May 8, 2001, August 7, 2000, November 6, 2001, November 27, 2001, December
23, 2001, February 5, 2002, and May 7, 2002.

Most Recent Annual Approval Date: August 6, 2002.


                                      A-2